                                                                   EXHIBIT 10.55
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                              Amendment No. 2


                              Amendment No. 2 to
                      Telecommunications System Agreement
                         Dated January 26,1995 Between
                           Gulf States FiberNet and
                      Sprint Communications Company L.P.


THIS AMENDMENT IS entered into, effective as to this 8TH day of AUGUST
1996, by and between Sprint Communications Company L.P., a Delaware limited partnership (hereinafter referred to as "Sprint"), with offices at 1200 Main, Kansas City, MO 64105 and Gulf States FiberNet, a Georgia General Partnership (hereinafter referred to as "GSF"), having an address at 910 First Avenue, West Point, GA 31833, GSF and Sprint collectively referred to as the "Parties".

BACKGROUND:

     InterState FiberNet ("IFN") and Sprint entered into the Telecommunications System Agreement, dated January 26,1995 and as amended on July 25,1995 ("Agreement"), and such Agreement was assigned by IFN to GSF pursuant to Article
16.10 of the Agreement; and

     The Agreement obligates GSF to design, engineer, construct or cause to be constructed facilities and acquire appropriate interests in real property or other rights, all as may be required to provide, operate, and maintain a telecommunications fiber optic system between [____________] and [_________] (hereinafter referred to as "Route" and as shown in Exhibit A2); and

     The Agreement obligates GSF to provide Sprint space within GSF buildings along the Route (hereinafter "Sprint Space"), including the [_____] regenerator located at [________________________________________]; and

     Sprint does not currently require the entire minimum of 100 square feet of Sprint Space at the [_______] regenerator and agrees to allow GSF use of any space not currently required by Sprint to supply its customers with telecommunications services.


THEREFORE, the Parties agree as follows:

1. As if the Effective date of this Amendment No. 2, GSF may use Sprint Space not currently being utilized by Sprint at the [_____] regenerator site, provided that GSF's use of the space at the [_____] regenerator site will in no way have any effect on current Sprint fibers, equipment, or relay racks currently installed at the site.

2. Sprint will give GSF nine (9) months notice to re-acquire its space at the [_____] regenerator. Immediately upon notice, GSF will take the appropriate actions to restore the original space for Sprint's use, provide an additional building, or attachment to the existing building which will meet or exceed the specifications in Exhibit D of the Agreement. This space will be ready for Sprint to occupy within nine (9) months from the date of notice to GSF.

3. Sprint may revoke GSF's right to utilize the Sprint Space immediately upon notice to GSF that Sprint Fibers, equipment, or relay racks currently installed are materially, adversely impacted by GSF's use of sprint Space.

                                                              AMENDMENT NO. 2


4. During GSF's use of Sprint Space, all obligations of Sprint to GSF in reference to or applicable to that portion of the Sprint Space shall cease.

5. Except as amended herein, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the day and year written below, but effective as of the day and year first set forth above.


SPRINT COMMUNICATIONS COMPANY LP.,           GULF STATES FIBERNET, A GEORGIA
A DELAWARE LIMITED   PARTNERSHIP             GENERAL PARTNERSHIP


BY: /s/ James B. Farris                      By: /s/ Steve D. Moses
    ------------------------------------         ----------------------------
NAME:JAMES B. FARRIS                         Name:Steve D. Moses
     -----------------------------------          ---------------------------
TITLE: Director Real Estate Acquisitions     Title: Vice President
       ---------------------------------            -------------------------
       & Administration
       ---------------------------------
DATE:  8-8-96                                Date: 8-5-96
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